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                FOURTH AMENDMENT AND CONSENT TO CREDIT AGREEMENT
                ------------------------------------------------

                  FOURTH AMENDMENT AND CONSENT TO CREDIT AGREEMENT (this "Amendment"), dated as of May 14, 2002, among PACER INTERNATIONAL, INC. (f/k/a LAND TRANSPORT SERVICES, INC.), a Tennessee corporation (the "Borrower"), the lending institutions party to the Credit Agreement referred to below (the "Banks"), CREDIT SUISSE FIRST BOSTON, as Documentation Agent (in such capacity, the "Documentation Agent"), MORGAN STANLEY SENIOR FUNDING, INC., as Syndication Agent (in such capacity, the "Syndication Agent"), DEUTSCHE BANK TRUST COMPANY AMERICAS (f/k/a BANKERS TRUST COMPANY), as Administrative Agent (in such capacity, the "Administrative Agent" and, together with the Documentation Agent and Syndication Agent, each, an "Agent" and, collectively, the "Agents"). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H:
                              - - - - - - - - - -

                  WHEREAS, the Borrower, the Banks and the Agents are parties to a Credit Agreement, dated as of May 28, 1999 (as amended, modified or supplemented to, but not including, the date hereof, the "Credit Agreement");

                  WHEREAS, the Borrower has requested certain amendments and a certain consent to the Credit Agreement, in each case as described below; and

                  WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend the Credit Agreement, and the Banks wish to grant a certain consent to Credit Agreement, in each case as herein provided;

                  NOW, THEREFORE, it is agreed:


I.       Amendments and Consent to the Credit Agreement.
         ----------------------------------------------

                  1. Section 9.05 of the Credit Agreement is hereby amended by
(i) inserting the word "other" immediately prior to the second reference to the word "Person" appearing in said Section and (ii) deleting clause (q) of said
Section in its entirety and inserting the following new clause (q) in lieu thereof:

                  "(q) (i) the Borrower and any Subsidiary Guarantor may make cash equity contributions to any (other) Subsidiary Guarantor which is a direct Wholly-Owned Subsidiary of the Person making such contribution, (ii) any Subsidiary Guarantor may make non-cash equity contributions to any (other) Subsidiary Guarantor which is a direct Wholly-Owned Subsidiary of the Subsidiary Guarantor making such contribution,

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           so long as any security interest granted to the Collateral Agent for the benefit of the Secured Creditors pursuant to the Security Documents in any assets so contributed shall remain in full force and effect and perfected (to at least the same extent as in effect immediately prior to such contribution) and all actions required to maintain said perfected status have been taken and (iii) the Borrower may contribute to Pacer Logistics any Pacer Logistics Preferred Stock received by it in exchange for Borrower Common Stock in connection with any exchange of Pacer Logistics Preferred Stock for Borrower Common Stock permitted hereunder, so long as all shares of Pacer Logistics Preferred Stock so contributed are promptly cancelled upon receipt thereof by Pacer Logistics.".

                  2. Section 9.06 of the Credit Agreement is hereby amended by
(i) inserting the text "or other equityholders" immediately after the word "stockholders" appearing in the preamble to said Section, (ii) deleting the text "(other than dividends payable solely in common stock of the Borrower or any such Subsidiary, as the case may be)" appearing in the preamble of said Section and (iii) inserting the text ", except to the extent paid by such Person to its shareholders with the common stock of such Person," immediately prior to the text ""Dividends)" appearing in said Section.

                  3. Notwithstanding anything to the contrary contained in
Section 9 of the Credit Agreement, the Banks hereby consent to the entering into, and the consummation of the exchange transactions contemplated by, (i) that certain Stock Exchange Agreement and Plan of Reorganization, to be entered into by the Borrower, Pacer Logistics, Donald C. Orris, Gerry Angeli, Robert L. Cross, Gari I. Goldfein, Allen E. Steiner, John W. Hein and Richard P. Hyland, in the form attached as Annex A hereto (with such modifications thereto as may be acceptable to the Administrative Agent) and (ii) that certain Plan of Reorganization, to be entered into by the Borrower and Coyote Acquisition LLC, in the form attached as Annex B hereto (with such modifications thereto as may be acceptable to the Administrative Agent).

II.      Miscellaneous Provisions.
         ------------------------

                  1. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that (x) no Default or Event of Default exists as of the Fourth Amendment Effective Date, both before and after giving effect to this Amendment and (y) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Fourth Amendment Effective Date both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Fourth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

                  2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                  3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed



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and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

                  4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  5. This Amendment shall become effective on the date (the "Fourth Amendment Effective Date") when the Borrower and the Banks constituting the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036, Attention: Sarah Jackel (facsimile number 212-354-8113).

                  6. From and after the Fourth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                                      * * *





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                  IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                                       PACER INTERNATIONAL, INC. (f/k/a Land
                                        Transport Services, Inc.)


                                       By: /S/ Lawrence C. Yarberry
                                          -----------------------------------
                                            Name: Lawrence C. Yarberry
                                            Title: E.V.P. & C.F.D.


                                       DEUTSCHE BANK TRUST COMPANY AMERICAS
                                        (f/k/a Bankers Trust Company),
                                        Individually and as Administrative Agent

                                       By:  /S/ Marguerite Sutton
                                          -----------------------------------
                                            Name: Marguerite Sutton
                                            Title: Vice President


                                       MORGAN STANLEY SENIOR FUNDING, INC.,
                                        Individually and as
                                        Syndication Agent

                                       By:   /S/ Charles C. O'brien
                                          -----------------------------------
                                            Name: Charles C. O'brien
                                            Title: Vice President


                                       CREDIT SUISSE FIRST BOSTON,
                                        Individually and as
                                        Documentation Agent

                                       By:
                                          -----------------------------------
                                            Name:
                                            Title:


                                       By:
                                          -----------------------------------
                                            Name
                                            Title:

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                                        FLEET NATIONAL BANK


                                        By:   /S/ William Latham
                                           ------------------------------------
                                             Name: William Latham
                                             Title: Director


                                        BANK UNITED


                                        By:
                                           ------------------------------------
                                             Name:
                                             Title:


                                        LASALLE BANK NATIONAL ASSOCIATION

                                        By:   /S/ Robert W. Hart
                                           ------------------------------------
                                             Name: Robert W. Hart
                                             Title: First Vice President

                                        By:   /S/
                                           ------------------------------------
                                             Name:
                                             Title: Director


                                        BANK ONE, NA (f/k/a The First National
                                         Bank of Chicago)


                                        By:   /S/ Christopher Cavaiani
                                           ------------------------------------
                                            Name: Christopher Cavaiani
                                            Title: Director


                                        CREDIT LYONNAIS NEW YORK BRANCH

                                        By:   /S/ Michael Regan
                                           ------------------------------------
                                             Name: Michael Regan
                                             Title: Vice President







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                                        WACHOVIA BANK NATIONAL ASSOCIATION

                                        By: /s/ Alex A. Diffey Jr.
                                           ------------------------------------
                                             Name: Alex A. Diffey Jr.
                                             Title:Senior Vice President


                                        HELLER FINANCIAL


                                        By: /s/ Karl Kieffer
                                           ------------------------------------
                                             Name: Karl Kieffer
                                             Title:Duly Authorized Signatory


                                        THE MITSUBISHI TRUST AND BANKING
                                         CORPORATION


                                        By:
                                           ------------------------------------
                                             Name:
                                             Title:


                                        THE PRUDENTIAL INSURANCE COMPANY OF
                                         AMERICA


                                        By: /s/ B. Ross Smead
                                           ------------------------------------
                                             Name: B. Ross Smead
                                             Title:Vice President


                                        TRANSAMERICA BUSINESS CAPITAL
                                         CORPORATION


                                        By: /s/ Stephen Goetschius
                                           ------------------------------------
                                             Name: Stephen Goetschius
                                             Title:Senior Vice President


                                        UNION BANK OF CALIFORNIA, N.A.


                                        By: /s/ J. William Bloone
                                           ------------------------------------
                                             Name: J. William Bloone
                                             Title: Vice President






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                                        MIZUHO CORPORATE BANK, LTD.


                                        By: /s/ Masahito Fukuda
                                           ------------------------------------
                                             Name: Masahito Fukuda
                                             Title:Senior Vice President